SEMIANNUAL REPORT
                                 MARCH 31, 1997

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.
                                                                  April 25, 1997

Dear Fellow Shareholder:

  After some early strength during the first quarter, the stock market began to fade, driven mostly by concerns over interest rates, but also by increasing reservations about the prospects for corporate earnings. Many individual stocks were hit very hard during the quarter as they reported disappointing results for
last year or announced expected shortfalls for the first quarter of 1997.   The
NASDAQ index, dominated by technology stocks, was down 5.4% for the quarter and the Russell 2000 down 5.2%, while the S&P 500 held on to a small 2.6% gain. Fiduciary Capital Growth Fund declined 0.4% for the quarter.

  We have talked for some time about the difficulty that the S&P 500 companies face in trying to tack on any significant earnings gains moving forward from these levels. And while the market is concerned about further increases in interest rates by the Fed, we continue to believe that rates a year from now
will be lower than today.   This would be consistent with our view that the
economy is probably not as robust as recent economic data would suggest.   We
continue to emphasize niche companies with above average growth prospects in a slowing economy, and selling at a discount to the market.

  As is customary in our April letter, we highlight a few of our present holdings.

  COMCAST CORP. -- Comcast is the third largest cable operator in the U.S., serving 4.5 million subscribers. It operates a cellular telephone business that covers a population of 8 million, owns 57% of the highly profitable QVC Network, and owns 15% of the Sprint PCS joint venture. Although the Company has a long record of value creation, it has recently, along with the entire cable industry, operated under a dark cloud. Competition from direct broadcast satellite, and to a lesser degree phone companies and wireless cable, have impacted premium services. These worries, along with delayed launches of digital services and an unflattering perception of cable service (e.g., The Cable Guy) have resulted in a heavily penalized multiple for both Comcast and the industry. Comcast's cash flow multiple is currently approximately 25% below its historical range.
Despite the very real problems out there, we believe the better cable operators are positioned to weather the storm and perhaps even become stronger in the aftermath. Our confidence is based on cable's architecture, which provides the capacity to offer high speed data, video and telephony, and their ability so far to hold their own in the face of competition. Comcast's subscriber numbers suggest very modest losses to direct satellite. Still, it is critical that Comcast quickly roll-out both digital and high speed data services in order to rebuild fundamental momentum and bring the valuation back into line. This is indeed the Company's game plan, and its execution should result in an excellent investment.

  CORNING INC. -- Corning has gone through an amazing transformation these past few years. The Company wrote off its original 50% ownership investment in Dow-Corning due to Dow's Chapter 11 filing (breast implants litigation). Corning appointed a new CEO, Roger Ackerman, replacing the long time head, James Houghton, and recently spun off its two major health care businesses, Covance Inc. and Quest Diagnostics Incorporated as separate, publicly traded corporations.

  Meanwhile, demand for Corning's principal remaining businesses, fiber optic cable and related telecom products, exploded as the so-called "information
highway" gets "paved" with Corning's fiber.   Nearly our entire wish list, with
respect to what could go right with our original, contrarian investment two years ago, has now come to fruition. These significant events have not gone unnoticed on Wall Street, as the stock has nearly doubled. While we certainly believe Corning's future to be bright, given its focus on and position in fiber optics (50% market share), at 23 times this year's earnings estimate, we anticipate lightening up the position and investing some of the proceeds in Corning's recent health care related spinoffs, Covance and Quest Diagnostics.

  FAMILY DOLLAR STORES, INC. -- Family Dollar has been a long term holding and continues to offer above average appreciation prospects over the next few years. With over 2,600 stores, Family Dollar is the second largest variety discount player in the U.S. The small format discount store offers interesting advantages over the "category killers" and large discounters like Wal-Mart. Smaller stores put them into lower cost strip centers and neighborhood free standing locations and offer an abundance of locations for growth. The focus on basic merchandise for low to moderate income customers and low overhead allows them to price merchandise in-line or below Wal-Mart. In a sense, the convenience is a throwback to the general store concept, except that Family
Dollar is a professionally managed $2 billion organization.   We expect Family
Dollar to grow earnings 15% annually over the next three years. Although the stock has moved up, it trades at just a market multiple.

  PALL CORP. -- Pall is the world's leading supplier of filtration products with sales of approximately $1.1 billion. The Company has a very good long term record of growth and profitability, driven by the fact that 70% of sales are consumable products. In the past few quarters, however, growth has been interrupted by weakness in European industrial and health care markets and microelectronics. The stronger dollar and the acquisition of Gelman have also hurt and distracted the Company, respectively. All of these factors are leading to flat earnings in the July fiscal year and a stagnant stock price. After an extensive review with the top operating people, we have decided to stick with Pall for the time being. The Company is currently restructuring the underperforming areas and we remain confident of the long term growth dynamics of both the Company and the industry. Continuous advancement in particle separation and filtration is essential for the production of high value added chemicals, semiconductors, blood filters and industrial products. We believe a few more tough quarters are in the stock and look for an improvement in both the fundamentals and stock price in fiscal 1998.

  RAYCHEM CORP. -- Although Raychem has retraced some of its strong gain of the past two years, we believe the outlook for the stock remains excellent. Much of the restructuring and refocusing of the Company is now complete and the plans' architect, CEO Dr. Richard Kashnow, has turned his attention to revenue growth and operating margin improvement. A world leader in applying advanced material science (especially in polymers) to the electronics, telecommunications, utility, and automotive markets, we believe the Company can leverage 10% sales growth into 16-18% earnings growth, in part through the redeployment of the Company's enormous free cash flow and relatively debt-free balance sheet. We look for further, significant share repurchases, strategic acquisitions, and joint ventures. Further productivity in Raychem's various polymer closures businesses, particularly in the telecom and utility areas, should also drive operating profit margins. We have great respect for, and faith in, Raychem's management and believe they will continue to deliver strong results. At 15 times our estimate for this year's earnings and free cash flow, valuation is attractive as well.

  Thank you for your continuing confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,

/s/ Ted D. Kellner               /s/ Donald S. Wilson

Ted D. Kellner, C.F.A.           Donald S. Wilson, C.F.A.
President                        Vice President

             225 E. Mason St.   Milwaukee, WI  53202   414-226-4555

FIDUCIARY CAPITAL GROWTH FUND, INC.
STATEMENT OF NET ASSETS
MARCH 31, 1997 (UNAUDITED)

                                                           QUOTED
                                                           MARKET
    SHARES                                                   COST       VALUE
   -------                                                 ------       -----
COMMON STOCKS -- 97.9% (A)<F2>

            BANKS/SAVINGS & LOANS -- 5.7%
    14,000  Banknorth
              Group, Inc. (Del.)                         $479,500    $567,000
    24,000  Marshall & Ilsley Corp.                       226,990     876,000
    50,000  Southwest Bancorporation
              of Texas, Inc.*<F1>                         921,875     962,500
                                                      -----------  ----------
                                                        1,628,365   2,405,500

            CONSUMER SERVICES -- 4.5%
     2,100  Grey Advertising Inc.                         466,200     564,900
    60,000  Jostens, Inc.                               1,241,987   1,357,500
                                                      -----------  ----------
                                                        1,708,187   1,922,400
            DISTRIBUTION -- 7.1%
    17,000  Arrow Electronics, Inc.*<F1>                  634,950     958,375
    33,500  Black Box Corp.*<F1>                          776,500     900,312
    26,500  Fisher Scientific
              International Inc.                          850,929   1,169,313
                                                      -----------  ----------
                                                        2,262,379   3,028,000

            ELECTRONICS -- 3.0%
    16,600  Berg Electronics Corp.*<F1>                   515,477     473,100
    10,000  Fluke Corp.                                   380,500     443,750
    25,000  Methode Electronics, Inc.                     440,625     350,000
                                                      -----------  ----------
                                                        1,336,602   1,266,850

            ENERGY/ENERGY SERVICES -- 4.0%
    40,000  Burlington Resources Inc.                   1,507,220   1,710,000

            HEALTH INDUSTRIES -- 9.7%
    23,100  Covance Inc.*<F1>                             412,941     372,488
    30,000  Dentsply International Inc.                 1,042,500   1,500,000
    48,800  Haemonetics Corp.*<F1>                      1,013,645     866,200
    10,000  Patterson Dental Co.*<F1>                     230,000     340,000
    38,000  Sybron International Corp.*<F1>               462,548   1,054,500
                                                      -----------  ----------
                                                        3,161,634   4,133,188

            INSURANCE -- 6.7%
    15,000  CapMAC Holdings Inc.                          399,615     399,375
    48,000  Old Republic
              International Corp.                         760,194   1,230,000
    19,000  Progressive Corp. (Ohio)                      674,443   1,213,625
                                                      -----------  ----------
                                                        1,834,252   2,843,000

            LEISURE/RESTAURANTS -- 2.4%
   128,500  Ryan's Family Steak
              Houses, Inc.*<F1>                         1,031,687   1,003,970

            MEDIA/COMMUNICATION -- 4.0%
    30,000  Comcast Corp.
              Special Cl A NV                             457,500     506,250
    40,000  Cox Communications, Inc.*<F1>                 799,837     825,000
    10,000  Sirrom Capital Corp.                          390,000     362,500
                                                      -----------  ----------
                                                        1,647,337   1,693,750

            MISCELLANEOUS - BUSINESS SERVICES -- 1.3%
    18,000  G & K Services, Inc.                          159,000     540,000

            MISCELLANEOUS - FINANCE -- 5.2%
    14,500  Financial Security
              Assurance Holdings Ltd.                     416,984     480,313
    40,000  Fannie Mae (formerly
              Federal National
              Mortgage Association)                       506,500   1,445,000
    35,500  MoneyGram Payment
              Systems, Inc.*<F1>                          426,000     292,875
                                                      -----------  ----------
                                                        1,349,484   2,218,188

            MISCELLANEOUS - TECHNOLOGY MANUFACTURING -- 7.2%
    22,500  Corning Inc.                                  510,936     998,437
    28,600  Quest Diagnostics
              Incorporated*<F1>                           466,933     425,425
    19,600  Raychem Corp.                                 791,849   1,614,550
                                                      -----------  ----------
                                                        1,769,718   3,038,412

            PAPER/PACKAGING -- 4.2%
    18,000  AptarGroup, Inc.                              574,572     688,500
    21,800  Liqui-Box Corp.                               461,900     709,873
    22,000  Wausau Paper Mills Co.                        368,000     402,886
                                                      -----------  ----------
                                                        1,404,472   1,801,259

            POLLUTION CONTROL -- 4.0%
    58,000  Browning-Ferris
              Industries, Inc.                          1,630,897   1,674,750

            PRODUCER MANUFACTURING -- 16.3%
     8,000  Bandag, Inc. Class A                          419,464     386,000
    30,000  Belden Inc.                                   830,472   1,068,750
    27,000  Cuno Inc.*<F1>                                411,750     415,125
    68,000  Pall Corp.                                  1,250,558   1,572,500
    57,000  Regal-Beloit Corp.                            502,545   1,396,500
    57,000  Watts Industries, Inc.                      1,168,999   1,325,250
    29,500  W. H. Brady Co.                               644,750     741,188
                                                      -----------  ----------
                                                        5,228,538   6,905,313

            RETAIL TRADE -- 10.8%
    53,000  Casey's General Stores, Inc.                  386,125   1,020,250
    90,000  Family Dollar Stores, Inc.                  1,443,350   2,103,750
    30,000  Mac Frugal's Bargainso
              Close-outs Inc.*<F1>                        736,980     795,000
    22,000  Pep Boys-Manny,
              Moe & Jack                                  650,540     660,000
                                                      -----------  ----------
                                                        3,216,995   4,579,000

            SOFTWARE/SERVICE -- 1.8%
    17,600  SunGard Data Systems Inc.*<F1>                 99,000     765,600
                                                      -----------  ----------
            Total common stocks                        30,975,767  41,529,180

                                                           QUOTED
 PRINCIPAL                                                 MARKET
    AMOUNT                                                   COST       VALUE
 ---------                                                 ------       -----
VARIABLE RATE DEMAND NOTES -- 2.1% (A)<F2>
  $402,244  Johnson Controls, Inc.                       $402,244    $402,244
   490,000  Wisconsin Electric
              Power Co.                                   490,000     490,000
                                                      -----------  ----------

            Total variable rate
              demand notes                                892,244     892,244
                                                      -----------  ----------
            Total investments                         $31,868,011  42,421,424
                                                       ==========

            Liabilities, less cash and
              receivables (0.0%) (A)<F2>                              (6,656)
                                                                  -----------
            Net Assets                                            $42,414,768
                                                                   ==========

            Net Asset Value Per Share
              ($0.01 par value 10,000,000
              shares authorized), offering
              and redemption price
              ($42,414,768 / 2,054,209
              shares outstanding)                                      $20.65
                                                                       ======

  *<F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

FIDUCIARY CAPITAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDING MARCH 31, 1997 (UNAUDITED)

INCOME:
  Dividends                                                        $232,067
  Interest                                                           71,907
                                                                  ---------
  Total income                                                      303,974
                                                                  ---------
EXPENSES:
  Management fees                                                   200,287
  Administrative services                                            18,338
  Professional fees                                                  17,635
  Registration fees                                                   9,581
  Printing and postage expense                                        8,283
  Transfer agent fees                                                 7,311
  Custodian fees                                                      5,087
  Other expenses                                                      6,704
                                                                  ---------
  Total expenses                                                    273,226
                                                                  ---------
NET INVESTMENT INCOME                                                30,748
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                  2,240,975
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              912,784
                                                                  ---------
NET GAIN ON INVESTMENTS                                           3,153,759
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $3,184,507
                                                                  =========

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDING MARCH 31, 1997 (UNAUDITED) AND FOR THE YEAR ENDED SEPTEMBER 30, 1996
                                                             1997        1996
                                                      -----------  ----------
OPERATIONS:
  Net investment income                                   $30,748    $280,398
  Net realized gain on investments                      2,240,975   4,399,359
  Net increase in unrealized appreciation
    on investments                                        912,784     640,021
                                                      -----------  ----------
  Net increase in net assets resulting
    from operations                                     3,184,507   5,319,778
                                                      -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.1492 and $0.11362 per share, respectively)      (309,757)   (222,238)
  Distributions from net realized gains ($2.50233
    and $2.07307 per share, respectively)             (5,193,478) (4,054,872)
                                                      -----------  ----------
  Total distributions                                 (5,503,235)(4,277,110)*
                                                                          <F3>
                                                      -----------  ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (60,664 and
    194,324 shares, respectively)                       1,285,849   3,955,578
  Net asset value of shares issued in
    distributions (270,000 and 223,475 shares,
    respectively)                                       5,367,989   4,149,937
  Cost of shares redeemed (383,157 and 266,012
    shares, respectively)                             (7,755,258) (5,509,816)
                                                      -----------  ----------
  Net (decrease) increase in net assets derived
    from Fund share activities                        (1,101,420)   2,595,699
                                                      -----------  ----------
  TOTAL (DECREASE) INCREASE                           (3,420,148)   3,638,367
NET ASSETS AT THE BEGINNING OF THE PERIOD              45,834,916  42,196,549
                                                      -----------  ----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income
    of $1,377 and $280,386, respectively)             $42,414,768 $45,834,916
                                                       ==========  ==========

*<F3>Total distributions include $912,199 of ordinary income, of which 40% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

FIDUCIARY CAPITAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)


                             (UNAUDITED)
                          FOR THE PERIOD
                                  ENDING
                               MARCH 31,                         YEARS ENDED SEPTEMBER 30,
                                             ----------------------------------------------------------
                                    1997        1996         1995        1994         1993        1992
                          --------------     -------       ------     -------      -------     -------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period             $21.76      $21.58       $19.52      $20.08       $18.65      $17.55
Income from
  investment operations:
  Net investment income             0.02        0.13         0.11        0.06         0.07        0.10
  Net realized and unrealized
    gains (losses) on
    investments                     1.52        2.24         3.87        0.72         3.33        2.39
                                 -------     -------      -------     -------      -------     -------
Total from
  investment operations             1.54        2.37         3.98        0.78         3.40        2.49
Less distributions:
  Dividends from net
    investment income             (0.15)      (0.12)       (0.04)      (0.05)       (0.11)      (0.16)
  Distributions from net
    realized gains                (2.50)      (2.07)       (1.88)      (1.29)       (1.86)      (1.23)
                                 -------     -------      -------     -------      -------     -------
Total from distributions          (2.65)      (2.19)       (1.92)      (1.34)       (1.97)      (1.39)
                                 -------     -------      -------     -------      -------     -------
Net asset value, end of period    $20.65      $21.76       $21.58      $19.52       $20.08      $18.65
                                 =======     =======      =======     =======      =======     =======

TOTAL INVESTMENT RETURN          16.2%**<F5>   12.7%        22.7%        4.1%        20.1%       15.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in 000's $)             42,415      45,835       42,197      38,871       47,420      38,476
Ratio of expenses to
  average net assets              1.3%**<F5>    1.2%         1.2%        1.2%         1.2%        1.3%
Ratio of net investment
  income to average net assets    0.1%**<F5>    0.6%         0.5%        0.3%         0.4%        0.6%
Portfolio turnover rate            21.2%       43.7%        28.6%       20.9%        32.5%       58.9%
Average commission rate paid*<F4>$0.0688     $0.0601


                                                    YEARS ENDED SEPTEMBER 30,
                                        --------------------------------------------------
                                    1991        1990         1989        1988         1987

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period             $14.16      $18.79       $15.19      $21.96       $22.51
Income from
  investment operations:
  Net investment income             0.19        0.23         0.14        0.03         0.12
  Net realized and unrealized
    gains (losses) on
    investments                     4.35      (4.66)         3.49      (3.21)         3.11
                                 -------     -------      -------    --------      -------
Total from
  investment operations             4.54      (4.43)         3.63      (3.18)         3.23
Less distributions:
  Dividends from net
    investment income             (0.23)      (0.20)       (0.03)      (0.14)       (0.10)
  Distributions from net
    realized gains                (0.92)          --           --      (3.45)       (3.68)
                                 -------     -------      -------    --------      -------
Total from distributions          (1.15)      (0.20)       (0.03)      (3.59)       (3.78)
                                 -------     -------      -------    --------      -------
Net asset value, end of period    $17.55      $14.16       $18.79      $15.19       $21.96
                                 =======     =======      =======    ========     ========

TOTAL INVESTMENT RETURN            34.9%     (23.8%)        24.0%     (11.1%)        16.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in 000's $)             30,684      19,460       40,387      41,606       55,154
Ratio of expenses to
  average net assets                1.5%        1.4%         1.3%        1.3%         1.1%
Ratio of net investment
  income to average net assets      1.2%        1.1%         0.8%        0.3%         0.6%
Portfolio turnover rate            62.7%       55.1%        42.2%       43.4%        83.4%
Average commission rate paid*<F4>

  *<F4>Disclosure required for fiscal years beginning after September 1, 1995.
  **<F5>Annualized.

The accompanying notes to financial statements are an integral part of this statement.


FIDUCIARY CAPITAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.

 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. On December 27, 1996, a dividend from net investment income of $29,124
 ($0.0142 per share) was declared. In addition, the Fund distributed $424,261 from net short-term realized gains ($0.2054 per share) and $369,675 from net long-term realized gains ($0.179 per share). The distributions were paid on December 30, 1996, to shareholders of record on December 26, 1996.

(4)  INVESTMENT TRANSACTIONS --

   For the period ending March 31, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $8,591,324 and $10,692,231, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of March 31, 1997, liabilities of the Fund included the following:
   Payable to FMI for management and administrative fees            $37,411
   Other liabilities                                                 21,428

(6)SOURCES OF NET ASSETS --

   As of March 31, 1997, the sources of net assets were as follows:

   Fund shares issued and outstanding                           $30,433,137
   Net unrealized appreciation on investments                    10,553,413
   Accumulated net realized gains on investments                  1,426,841
   Undistributed net investment income                                1,377
                                                                -----------
                                                                $42,414,768
                                                                ===========

   Aggregate net unrealized appreciation as of March 31, 1997, consisted of the following:

   Aggregate gross unrealized appreciation                      $11,258,408
   Aggregate gross unrealized depreciation                        (704,995)
                                                                -----------
       Net unrealized appreciation                              $10,553,413
                                                                ===========

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202